                                                                                                         EXHIBIT 10(e)

                                  SEVENTH AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS

         SEVENTH amendment to certain operative agreements dated as of October 24, 2002 (this "Agreement") is by and among ACXIOM CORPORATION, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties hereto from time to time as guarantors (subject to the definition of Guarantors in Appendix A to the Participation
Agreement, individually, a "Guarantor" and collectively, the "Guarantors"); WELLS FARGO BANK NORTHWEST, NATIONAL
ASSOCIATION (formerly First Security Bank, National Association), a national banking association, not individually, but solely as the Owner Trustee under the AC Trust 2000-1 (the "Owner Trustee", the "Borrower" or the "Lessor");
WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION (formerly First Security Trust Company of Nevada), not individually, but solely as Trustee under AC Trust 2000-2 (the "Trustee" or the "Series 2000-B Bond Purchaser"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as holders of certificates issued with respect to the AC Trust 2000-1 (subject to the definition of Holders in Appendix A to the
Participation Agreement, individually, a "Holder" and collectively, the "Holders"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a "Lender" and collectively, the
"Lenders"); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent").

                                                     WITNESSETH:

         WHEREAS, the parties hereto, are parties to that certain Participation Agreement dated as of October 24,
2000, (as amended by that certain Waiver and First Amendment to Certain Operative Agreements dated as of August 14,
2001, the Second Amendment to Certain Operative Agreements dated as of September 14, 2001, the Third Amendment to
Certain Operative Agreements dated as of September 21, 2001, the Fourth Amendment to Certain Operative Agreements
dated as of January 28, 2002, the Fifth Amendment to Certain Operative Agreements dated as of February 28, 2002 and the Waiver and Sixth Amendment to Certain Operative Agreements dated as of May 13, 2002 each by and among certain of the parties hereto and as such may be further amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Participation Agreement");

         WHEREAS, the parties hereto agree to amend the Operative Agreements in accordance with the terms and conditions set forth herein;

         WHEREAS, the Lessee has requested certain modifications to the Participation Agreement, and certain other
Operative Agreements in connection with the Facility to permit funding of additional punch list items with respect to the Little Rock Property to be completed after the Completion Date for such Property;

         WHEREAS, the Lessee anticipates that unless the Operative Agreements are amended, certain Events of Default will occur on or about October 24, 2002 due to the Construction Agent's failure to construct and complete construction of the Phoenix Property;

         WHEREAS, the Lessee has requested that the Financing Parties amend or grant relief from, for a limited time period, the covenants and other provisions of the Operative Agreements which are or would be affected by the failure to construct Improvements on the Phoenix Property; and

         WHEREAS, the Financing Parties which are signatories hereto have agreed to the requested modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

                                                      AGREEMENT:

         1.       Definitions.  Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in Appendix A to the Participation Agreement and the Rules of Usage set forth therein shall apply herein.

         2.       Appendix A to the Participation Agreement.  Appendix A to the Participation Agreement is amended by
(a) replacing, in its entirety,  the existing definition of "Completion" with the following:

                  "Completion" shall mean, with respect to a Property, such time as the acquisition, installation, testing and substantial completion of the Improvements on such Property has been achieved in accordance with the Plans and Specifications, the Construction Agency Agreement and/or the Lease, and in compliance with all Legal Requirements and Insurance Requirements and a temporary or permanent certificate of occupancy, or its equivalent, has been issued with respect to such Property by the appropriate governmental entity (except if non-compliance, individually or in the aggregate, shall not have and could not reasonably be expected to have a Material Adverse Effect or if compliance with any of the foregoing is otherwise waived by the Agent upon instruction from the Majority Secured Parties).  If the Lessor purchases a
         Property that includes existing Improvements that are to be immediately occupied by the Lessee without any improvements financed pursuant to the Operative Agreements, the date of Completion for such Property shall be the Property Closing Date.

         and (b) adding the following definition in the appropriate alphabetical order:

                  "Seventh Amendment" shall mean that certain Seventh Amendment to Certain Operative Agreements dated as of October 24, 2002 by and among certain of the parties to the Participation Agreement.

         3.       Little Rock Property Escrow of Final Funding.

                  (a)      Post Completion Date Property Costs. Subject to the satisfaction of all terms and conditions applicable to Construction Advances set forth in the Operative Agreements, including without limitation Section 5.4 of the Participation Agreement (other than the requirements of Sections 5.4 (h) and

                                                                2

         (i) to the extent supporting documentation is not reasonably available on the date when the applicable
         Requisition is delivered to the Agent, in which case such Sections 5.4 (h) and (i) shall be satisfied prior to disbursement of the Escrowed Amount (hereinafter defined) pursuant to Section 3(e) hereof), the
         Construction Agent may submit, prior to the Little Rock Property's Completion Date, one (1) additional
         Requisition, in an amount not to exceed the lesser of  (i) $3,000,000 (ii) the sum of the Available
         Commitments and Available Holder Commitments with respect to the Little Rock Property, for Property Costs for the Little Rock Property for such Advance to be made on or prior to the Little Rock Property's
         Completion Date to be held in escrow by the Agent pending disbursement to be made after the Little Rock
         Property's Completion Date (the "Escrow Requisition").

                  (b)      Escrowed Amount; Permitted Uses. Provided all applicable conditions have been waived or met, the sums requested by the Escrow Requisition (the "Escrowed Amount") shall be funded pursuant to the
         Operative Agreements on or prior to the Completion Date for the Little Rock Property and subject to the terms and conditions of the Operative Agreements, except the Escrowed Amount shall be delivered to the
         Agent to be held for application pursuant to the Operative Agreements after the Completion Date for the
         Little Rock Property. Not more than $1,700,000 from the Escrowed Amount may be used for the Little Rock
         Property general contractor retainage and not more than $1,300,000 from the Escrowed Amount may be used for the final punch list items on the Little Rock Property. The Escrowed Amount shall not be disbursed for any other purpose other than the foregoing and application pursuant to 3(c) hereof and each disbursement from the Escrowed Amount shall reduce the Escrowed Amount.

                  (c)      Duration. Notwithstanding Section 5.2(d) of the Participation Agreement, the Escrowed
         Amount may be held by the Agent for distribution pursuant to the Operative Agreements to pay for or reimburse certain Property Costs, subject to this Section 3, with respect to the Little Rock Property until
         January 22, 2003. If the entire Escrowed Amount has not been disbursed prior to such date, then the Agent shall apply the remaining funds in accordance with Section 5.2(d) of the Participation Agreement.

                  (d)      Interest on Escrowed Amount. The Escrowed Amount shall bear interest and Holder Yield, as applicable, regardless of whether such amount, or any portion thereof, has been disbursed to pay Property
         Costs for the Little Rock Property.  Lessee agrees to pay Rent with respect to the Escrowed Amount in accordance with the Operative Agreements.

                  (e)      Disbursements from Escrowed Amount. Each of the terms and conditions of the Operative
         Agreements related to Construction Advances shall apply, mutatis mutandis, to disbursements from the
         Escrowed Amount even though the Escrowed Amount has been previously advanced to the Agent pursuant to the
         Operative Agreements. The Agent shall have no obligation to make disbursements from the Escrowed Amount unless (i) the terms and conditions applicable to Construction Advances in the Operative Agreements on the
         date of each disbursement and the requirements for such disbursement have been satisfied, including, without limitation, the reassertion by the Credit Parties of the representations and warranties contained

                                                                3

         in Section 6.2 of the Participation Agreement as of each such disbursement date; provided that terms and conditions that prohibit disbursement of funds after the Completion Date of a Property shall not be applicable with respect to the Escrowed Amount, (ii) the remaining Escrowed Amount is greater than or equal to the amount requested and (iii) no Default or Event of Default has occurred and is continuing. The Agent shall determine, in its reasonable discretion, whether the Construction Advance requirements regarding each disbursement from the Escrowed Amount have been sufficiently met.

                  (f)      Termination of Commitments. The Commitments and Holder Commitments with respect to the
         Little Rock Property shall terminate on the Completion Date for the Little Rock Property regardless of the
         Escrowed Amount.

         4.       Certificate of Occupancy Covenant.  The following is added to the Participation Agreement after the last provision of Section 8.3:

                  (w) On or before January 22, 2003 the Lessee shall cause (i) a permanent certificate of occupancy to be issued with respect to the Little Rock Property and (ii) all punch list items regarding the Little
         Rock Property to have been completed in accordance with the terms and conditions of the Operative
         Agreements.

         5.       No Construction Regarding Phoenix Property.  Provided the Rent Commencement Dates, with respect to the Little Rock Property and the Phoenix Property, have occurred on or before the date hereof, including without limitation the delivery of the Officer's Certificates pursuant to Section 5.5 of the Participation Agreement with respect to each Property, the parties hereto agree that as of the date hereof and until April 24, 2003:

                  (a) subsection (ii) of the definition of Permitted Facility shall be deemed to be replaced with
         "(ii) a parcel of Land without Improvements, except certain grading and street improvements, located in
         Phoenix, Arizona,";

                  (b) failure to construct Improvements on the Phoenix Property in accordance with the Plans and
         Specifications (prior to the changes referenced in subsection (e) hereof) shall not constitute a
         Construction Failure pursuant to Section 2.1 of the Agency Agreement;

                  (c) failure to complete all punch list items as required by Section 2.6(d) of the Agency Agreement prior to the Completion Dates with respect to the Phoenix Property and the Little Rock Property shall not constitute a violation of the covenant in Section 2.6(d) of the Agency Agreement (and no Event of Default
         shall result therefrom), provided the Lessee complies with Section 8.3(w) of the Participation Agreement;

                  (d) the Construction Budget, with respect to the Phoenix Property, is deemed to be equal to the
         Property Cost of the Phoenix Property as of the date hereof; and

                  (e) the Plans and Specifications, with respect to the Phoenix Property, are deemed to be amended as of the date hereof to indicate that the Phoenix Property shall consist of Land without Improvements, except the Improvements existing as of the date hereof, if any.

                                                                4

         6.       Conditions Precedent.  Notwithstanding anything contained herein to the contrary, this Agreement shall not become effective until (a) the Agent has received executed counterpart signature pages to this Agreement from each Credit Party, the Owner Trustee, the Trustee and the Majority Secured Parties, (b) all additional documentation and information as the Agent or its legal counsel, Moore & Van Allen PLLC, may reasonably request, (c)
no Default or Event of Default shall have occurred and be continuing and (d) all proceedings taken in connection with the transactions contemplated by this Agreement and all documentation and other legal matters incident thereto shall be reasonably satisfactory to the Agent.

         7.       Representations and Warranties.  The Lessee hereby represents and warrants that, except as stated
otherwise, as of the date hereof the representations and warranties contained in Section 6.2 of the Participation
Agreement, each of the Incorporated Representations and Warranties and the representations and warranties in the
Loan Documents (as defined in the Lessee Credit Agreement) are true and accurate as of the date hereof  as if made on such date, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and accurate as of such earlier date, (ii) no event or condition exists or would result from or continue after the consummation of the transactions contemplated hereby, which constitutes a Default or an Event of Default, (iii) each Operative Agreement to which any Credit Party is a party remains in full force and effect with respect to it and shall remain in full force and effect after the effectiveness of this Agreement, and (iv) it knows of no event that would or with the passage of time or giving of notice or both could constitute a Casualty, Condemnation or Environmental Violation.

         8.       Release.  In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to each Financing Party that as of the date hereof there are no Claims or offsets against or defenses or counterclaims to its obligations under the Operative Agreements and furthermore, such Credit Party waives any and all such Claims, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this
Agreement and (b) releases each Financing Party and each of their respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors and each Indemnified Party from any and all actions, causes of action, Claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to this Agreement or any other Operative Agreement, on or prior to the date hereof.

         9.       Continued Effectiveness of Operative Agreements.  Except as modified hereby, all of the terms and conditions of the Operative Agreements are hereby ratified and affirmed and  shall remain in full force and effect.

         10.      Direction to Owner Trustee.  The Agent, the Lenders and the Holders hereby instruct the Owner
Trustee to enter into this Agreement and such other documents necessary to effectuate the intent of this Agreement.

                                                                5

         11.      Miscellaneous.

                  (a)      Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  (b)      Counterparts.   This   Agreement  may  be  executed  by  the  parties  hereto  in  separate counterparts,  each of which when so executed and delivered shall be an original,  but all such  counterparts shall together constitute but one and the same instrument.

                  (c)      Headings.  The headings of the various articles and sections of this Agreement are for convenience of reference only and shall not modify, define, expand, limit or otherwise affect any of the terms or provisions hereof.

                  (d)      Fees and Expenses.  The Lessee agrees to pay all reasonable costs and expenses of the
         Agent in connection with the preparation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

                  (e)      Governing Law; Submission to Jurisdiction; Venue.  This Agreement and the rights and obligations of the parties hereunder shall be governed and construed, interpreted and enforced in accordance with the internal laws of the State of North Carolina.  THE PROVISIONS OF THE PARTICIPATION
         AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN,
         MUTATIS MUTANDIS.

                  (f)      Further  Assurances.  The  provisions of the  Participation  Agreement  relating to further assurances are hereby incorporated by reference herein, mutatis mutandis.

                  (g)      Survival of  Representations  and Warranties.  All  representations  and warranties make in this Agreement or any other  Operative  Agreement  shall survive the execution and delivery of this Agreement and the other Operative  Agreements,  and no investigation by any Financing Party or any closing shall affect the representations and warranties or the right of the Financing Parties to rely upon them.

                  (h)      Amendment.  This  Agreement  shall  not be  terminated,  amended,  supplemented,  waived or modified except in accordance with Section 12.4 of the Participation Agreement.

                                                                6

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

CONSTRUCTION AGENT
AND LESSEE:                                          ACXIOM CORPORATION, as the Construction Agent and as the Lessee

                                                     By:      /s/ Dathan A. Gaskill
                                                        ------------------------------------------
                                                     Name:      Dathan A. Gaskill
                                                     Title:     Corporate Finance Leader

GUARANTORS:                                          ACXIOM CDC, INC.
                                                     ACXIOM/DIRECT MEDIA, INC.
                                                     ACXIOM RM-TOOLS, INC.
                                                     ACXIOM/MAY & SPEH, INC.
                                                     GIS INFORMATION SYSTEMS, INC.
                                                     ACXIOM ASIA, LTD.
                                                     ACXIOM PROPERTY DEVELOPMENT, INC.
                                                     ACXIOM/PYRAMID INFORMATION SYSTEMS, INC.
                                                     ACXIOM SDC, INC.
                                                     ACXIOM TRANSPORT SERVICES, INC.
                                                     ACXIOM UWS, LTD.
                                                     ACXIOM INFORMATION SECURITY SERVICES, INC.

                                                     By:      /s/ Dathan A. Gaskill
                                                        ------------------------------------------
                                                     Name:      Dathan A. Gaskill
                                                     Title:     Vice President, Assistant Treasurer

                                              (signature pages continue)

OWNER TRUSTEE AND
LESSOR:                                              WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly
                                                     First Security Bank, National Association), not individually, except as expressly stated herein, but solely as the Owner
                                                     Trustee under the AC Trust 2000-1

                                                     By:      /s/ Val T. Orton
                                                        ------------------------------------------
                                                     Name:    Val T. Orton
                                                     Title:   Vice President

SERIES 2000-B BOND
PURCHASER:                                           WELLS FARGO BANK NEVADA, NATIONAL
                                                     ASSOCIATION (formally known as First Security Trust Company of
                                                     Nevada), not individually, except as expressly stated herein, but solely as the Trustee under the AC Trust 2000-2

                                                     By:      /s/ Val T. Orton
                                                        ------------------------------------------
                                                     Name:    Val T. Orton
                                                     Title:   Trust Officer

                                              (signature pages continue)

AGENT AND LENDERS:                                   BANK OF AMERICA, N.A., as a Lender and
                                                     as the Agent

                                                     By:      /s/ B. Kenneth Burton, Jr.
                                                        ------------------------------------------
                                                     Name:    B. Kenneth Burton, Jr.
                                                     Title:   Vice President

                                              (signature pages continue)

                                                     ABN-AMRO BANK, N.V., as a Lender

                                                     By:      /s/ Elizabeth R. McClellan
                                                        ------------------------------------------
                                                     Name:    Elizabeth R. McClellan
                                                     Title:   Vice President

                                                     By:      /s/ Blake J. Lacher
                                                        ------------------------------------------
                                                     Name:    Blake J. Lacher
                                                     Title:   Vice President

                                              (signature pages continue)

                                                     THE BANK OF NOVA SCOTIA, as a Lender

                                                     By:      /s/ Liz Hanson
                                                        ------------------------------------------
                                                     Name:    Liz Hanson
                                                     Title:   Director

                                              (signature pages continue)

                                                     WACHOVIA BANK, N.A., as a Lender

                                                     By:      /s/ Karin E. Samuel
                                                        ------------------------------------------
                                                     Name:    Karin E. Samuel
                                                     Title:   Vice President

                                              (signature pages continue)

                                                     SUNTRUST BANK, as a Lender

                                                     By:      /s/ Bryan W. Ford
                                                        ------------------------------------------
                                                     Name:    Bryan W. Ford
                                                     Title:   Dirctor

                                              (signature pages continue)

HOLDERS:                                             BANK OF AMERICA, N.A., as a Holder

                                                     By:      B. Kenneth Burton
                                                        ------------------------------------------
                                                     Name:    B. Kenneth Burton
                                                     Title:   Vice President

                                              (signature pages continue)

                                                     SCOTIABANC INC., as a Holder

                                                     By:      /s/ William E. Zarrett
                                                        ------------------------------------------
                                                     Name:    William E. Zarrett
                                                     Title:   Managing Director

                                              (signature pages continue)

                                                     LEASE PLAN NORTH AMERICA, INC., as a Holder

                                                     By:      /s/ Elizabeth R. McClellan
                                                        ------------------------------------------
                                                     Name:    Elizabeth R. McClellan
                                                     Title:   Vice President

                                              (signature pages continue)

                                                     WACHOVIA BANK, N.A., as a Holder

                                                     By:      /s/ Karin E. Samuel
                                                        ------------------------------------------
                                                     Name:    Karin E. Samuel
                                                     Title:   Vice President

                                              (signature pages continue)

                                                     SUNTRUST BANK, as a Holder

                                                     By:      /s/ Bryan W. Ford
                                                        ------------------------------------------
                                                     Name:    Bryan W. Ford
                                                     Title:   Director

                                                (signature pages end)